EXHIBIT 10.1

FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of January 15, 2015, by and among BERRY PLASTICS GROUP, INC., a Delaware corporation (the “Corporation”), and those stockholders of the Corporation listed on Schedule A hereto (but only to the extent such persons hold Common Stock (as defined below) as of the date hereof).

WHEREAS, the Corporation and certain stockholders of the Corporation are party to an Amended and Restated Stockholders Agreement (the “Third Stockholders Agreement”), pursuant to Amendment No. 1, dated as of October 2, 2012 to the Amended and Restated Stockholders Agreement (the “Second Stockholders Agreement”), dated as of April 3, 2007, by and among the Corporation and the stockholders of the Corporation party thereto;

WHEREAS, the Second Stockholders Agreement amended and restated that certain stockholders agreement (the “First Stockholders Agreement”), dated as of September 20, 2006, by and among the Corporation and the stockholders of the Corporation party thereto;

WHEREAS, Section 22 of the Third Stockholders Agreement provides that the Third Stockholders Agreement may be amended, modified or supplemented by a written instrument duly executed by (a) the Corporation, (b) in certain events not applicable at this time, with the approval of the Apollo Entities (as defined in the Third Stockholders Agreement) and/or  the Graham Stockholders (as defined in the Third Stockholders Agreement), and (c) only for matters that adversely affect the rights or obligations of the Selected Stockholders, with the approval of the holders of the majority shares of Stock (as defined in the Third Stockholders Agreement) owned by the Selected Stockholders;

WHEREAS, the Corporation wishes to amend and restate the Third Stockholders Agreement in accordance with the terms set forth herein;

WHEREAS, each of the Apollo Entities and the Graham Stockholders have disposed of all of its Common Stock in conformity with the Third Stockholders Agreement and,  pursuant to Section 15 thereof, have ceased to be a party thereto and have no further rights thereunder; and

WHEREAS, this Agreement deletes provisions of the Third Stockholders Agreement relating to rights and obligations of the Apollo Entities and the Graham Stockholders; and does not adversely affect the rights and obligations of the Selected Stockholders.

NOW, THEREFORE, in consideration of the promises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions; Interpretation.

(a) Definitions.  As used herein, the following terms shall have the following respective meanings:

“Adoption” has the meaning set forth in Exhibit A.

“Affiliate” means (a) as to any Person, other than an individual, any other Person or entity who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person and (b) as to any individual, in addition to any Person in clause (a), (i) any member of the immediate family of an individual Stockholder, including parents, siblings, spouse and children (including those by adoption), the parents, siblings, spouse, or children (including those by adoption) of such immediate family member, and, in any such case, any trust whose primary beneficiary is such individual Stockholder or one or more members of such immediate family and/or such Stockholder’s lineal descendants, (ii) the legal representative or guardian of such individual Stockholder or of any such immediate family member in the event such individual Stockholder or any such immediate family member becomes mentally incompetent and (iii) any Person controlling, controlled by or under common control with a Stockholder.  As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” has the meaning set forth in the Preamble.

 “Applicable Employee Stockholder” has the meaning set forth in Section 8(a).

“Bankruptcy Event” means, with respect to any Employee Stockholder, if:(a) such Employee Stockholder shall voluntarily be adjudicated as bankrupt or insolvent, (b) such Employee Stockholder shall consent to or not contest the appointment of a receiver or trustee for himself, herself or itself, or for all or any part of his, her or its property, (c) such Employee Stockholder shall file a petition seeking relief under the bankruptcy, rearrangement, reorganization or other debtor relief laws of the United States or any state or any other competent jurisdiction, (d) such holder shall make a general assignment for the benefit of his, her or its creditors, (e) a petition shall have been filed against such Employee Stockholder seeking relief under the bankruptcy, rearrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction or (f) a court of competent jurisdiction shall have entered an order, judgment or decree appointing a receiver or trustee for such Employee Stockholder, or for any part of his, her or its property, and such petition, order, judgment or decree shall not be and remain discharged or stayed within a period of sixty (60) days after its entry.

“Board” means the board of directors of the Corporation.

“Breach Date” means the date on which the Corporation or any of its Subsidiaries first becomes aware of the breach giving rise to the repurchase right in Section 8(a)(ii).

“Business Day” means a day that is not a Saturday, Sunday or day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

“Cause” means:

(a)           in the case of an Employee Stockholder whose employment with the Corporation or its Subsidiaries is subject to the terms of an employment agreement between such Employee Stockholder and the Corporation or any of its Subsidiaries, which employment agreement includes a definition of “Cause” or any similar term, the meaning set forth in such employment agreement during the period that such employment agreement remains in effect, which shall be deemed to be “Cause” under this Agreement; provided, however, that notwithstanding the foregoing, to the extent that such employment agreement defines “Cause” to include the commission of, indictment for, conviction of or plea of no contest to a felony or other crime, in no event shall such commission, indictment, conviction or plea constitute Cause hereunder unless the act constituted a crime that is (i) a serious felony (or equivalent classification) under applicable law or (ii) a crime against the Corporation or its Subsidiaries; and

(b)           in all other cases, the Employee Stockholder’s (i) intentional failure or refusal to perform reasonably assigned duties, (ii) dishonesty, willful misconduct or gross negligence in the performance of the Employee Stockholder’s duties to the Corporation or its Subsidiaries, (iii) involvement in a transaction in connection with the performance of the Employee Stockholder’s duties to the Corporation or its Subsidiaries, which transaction is adverse to the interests of the Corporation or its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of the Employee Stockholder’s duties to the Corporation or its Subsidiaries (other than misdemeanor traffic violations or similar minor offenses), (v) indictment for, conviction of or plea of no contest to any crime that is (A) a serious felony (or equivalent classification) under applicable law or (B) a crime against the Corporation or its Subsidiaries or (vi) action or inaction materially adversely affecting the Corporation or its Subsidiaries.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation and any stock into which such Stock may hereafter be changed or for which such Common Stock may be exchanged, and shall also include any Common Stock of the Corporation of any class hereafter authorized.

“Corporation” has the meaning set forth in the Preamble.

“Corporation Registration” has the meaning set forth in Section 5(a).

“Corporation Securities” has the meaning set forth in Section 5(c)(i).

“Disposition” (including, with correlative meaning, the term “Dispose”) means (a) any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition, of Common Stock (or any interest therein or right thereto) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the Common Stock (or any interest therein) whatsoever, or any other transfer of beneficial ownership of Common Stock, whether voluntary or involuntary, including, without limitation, (i) as a part of any liquidation of a Selected Stockholder’s assets or (ii) as a part of any reorganization of a Selected Stockholder pursuant to the United States, state, foreign or other bankruptcy law or other similar debtor relief laws, and (b) the entry into any agreement to do any of the foregoing.

“Employee Stockholder” means each of the Stockholders who executed the First Stockholders Agreement or Second Stockholders Agreement, who was or is at the time of such execution an employee of, or who served or serves at the time of such execution as a consultant to or director of, the Corporation or its Subsidiaries or Affiliates.

“Equity Agreement” means any stock option agreement between the Corporation and an Employee Stockholder entered into pursuant to an Equity Plan.

“Equity Plans” means any plan providing for the grant to employees of equity compensation and awards by the Company, including the 2006 Incentive Plan, the 2012 Incentive Plan and any other equity plan approved by the Corporation.

“Fair Value Per Share” means (a) the fair value of each share of Common Stock of the Corporation held by the Stockholders, as determined by the Board in good faith (as required by Section 422(c)(1) of the Code, which may be based on the advice of an independent investment banker or appraiser recognized to be an expert in making such valuations, and will take into consideration the factors listed in 26 C.F.R. § 20.2031-2, but will not take into account any reduction in value of the Common Stock because the Common Stock (A) represents a minority position, (B) is subject to restrictions on transfer and resale or (C) lacks liquidity), (b) provided that (i) notwithstanding anything to the contrary in clause (a) or clause (b)(ii), with respect to each share of Common Stock held by an Employee Stockholder that is party to any agreement with the Corporation that defines such term, the meaning given to such term in such agreement shall apply, and (ii) notwithstanding anything to the contrary in clause (a) but subject to clause (b)(i), if any securities of the Corporation are publicly traded or quoted at the time of determination, then such term shall mean the most recent closing trading price, during regular trading hours, of such securities on the Business Day immediately prior to the date of determination as determined by the Board in good faith.  At any time as of which the Board is permitted to determine the Fair Value Per Share of any security in accordance with clause (a) above, neither the Corporation nor any director, officer, employee or agent of the Corporation shall have any liability with respect to the valuation of such securities that are bought or sold at such Fair Value Per Share even though the Fair Value Per Share, as so determined, may be more or less than the actual fair market value.  Each of the Corporation and its officers, directors, employees and agents shall be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any Person as to matters that the Corporation or such director, officer, employee or agent reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation in determining such Fair Value Per Share.

“First Stockholders Agreement” has the meaning set forth in the Recitals.

“Good Reason” means the voluntary resignation of an Employee Stockholder’s employment:(a) if the Employee Stockholder is at the time of resignation a party to an employment agreement with the Corporation or any of its Subsidiaries that defines such term or a similar term, the meaning given to such term or similar term in the employment agreement, (b) otherwise if the Employee Stockholder is at the time of resignation a party to an award agreement pursuant to an Equity Plan that defines such term or similar term, the meaning given to such term or similar term in such award agreement, and (c) in all other cases, a resignation by the Employee Stockholder within thirty (30) days after (i) a reduction of greater than 10% in the Employee Stockholder’s annual base salary or target bonus, unless such reduction is applied to all other similarly situated employees, directors or consultants of the Corporation or the applicable Subsidiary, or (ii) any material adverse change in the Employee Stockholder’s title, authority, duties or responsibilities or the assignment to the Employee Stockholder of any duties or responsibilities inconsistent in any material respect with those customarily associated with the position of the Employee Stockholder.

“Group” has the meaning set forth in Section 13(d)(3) of the Securities Exchange Act.

“Indebtedness” means, with respect to any Person:(a) all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, (b) all indebtedness of such Person for the deferred purchase price of property or services represented by a note, bond, debenture or similar instrument and any other obligation or liability represented by a note, bond, debenture or similar instrument, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all indebtedness of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of the property subject to such mortgage or lien, (e) all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under generally accepted accounting principles in the United States of America (“GAAP”) and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP, (f) all unpaid reimbursement obligations of such Person with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of such Person, (g) all obligations of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices, (h) all interest, fees and other expenses owed with respect to the indebtedness referred to above (and any prepayment penalties or fees or similar breakage costs or other fees and costs required to be paid in order for such Indebtedness to be satisfied and discharged in full) and (i) all indebtedness referred to above that is directly or indirectly guaranteed by such Person or that such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Losses” has the meaning set forth in Section 6(a).

“Merger” means the merger of the Corporation’s predecessor with and into Covalence Specialty Materials Holding Corp. (“CSMHC”) pursuant to that certain Agreement and Plan of Merger and Corporate Reorganization, dated as of March 9, 2007 (the “Merger Agreement”), pursuant to which, at the Effective Time (as defined in the Merger Agreement) the surviving corporation and was renamed “Berry Plastics Group, Inc.”

“Options” means options to purchase shares of Common Stock granted pursuant to the Equity Agreements.

“Original Cost” means the price per share paid by such Employee Stockholder for such share of Stock (in the case of any Option, the per-share exercise price of such Option), subject to appropriate adjustment by the Board for stock splits, stock dividends or other distributions, combinations and similar transactions.

“Original Issue Date” means, with respect to any share of Stock issued to an Employee Stockholder, the date of issuance of such share of Stock to such Employee Stockholder.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Purchase Price” means:(a) in the case where an Employee Stockholder (i) experiences a Bankruptcy Event, (ii) resigns as an employee of the Corporation or any of its Subsidiaries other than for Good Reason during the twelve (12) month period commencing on the Original Issue Date or (iii) is terminated for Cause, the lower of the Original Cost or the Fair Value Per Share, and (b) in all other cases, the Fair Value Per Share.

“Registrable Securities” means shares of Common Stock and any shares of Common Stock which were acquired by a Stockholder upon consummation of the Merger and, in the case of a Selected Stockholder, awarded pursuant to, or acquired upon exercise of, the Options granted under any Equity Plan, and any other securities issued or issuable with respect to such Stock by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any Registrable Security will cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective Registration Statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it is eligible for sale under such Rule 144, not taking into account any volume limitations,  (c) it shall have been otherwise transferred and a new certificate for it not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Corporation or (d) the Corporation has notified the holder thereof that the Corporation has irrevocably waived and terminated the restrictions set forth in Section 3 hereof; provided, further, that (i) any security issued pursuant to a Registration Statement then in effect is not a Registrable Security, (ii) any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

“Registration Expenses” means all expenses incurred by the Corporation in complying with Section 5, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities, but excluding any underwriting discounts and selling commissions only to the extent applicable on a per share basis to Registrable Securities of the selling holders.

“Registration Statement” means any registration statement of the Corporation filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Representative” has the meaning set forth in Section 11(a).

“Repurchase Notice” has the meaning set forth in Section 8(b).

“SEC” means the Securities and Exchange Commission or any successor governmental agency.

“Second Stockholders Agreement” has the meaning set forth in the Recitals.

“Section 5(c) Sale Number” has the meaning set forth in Section 5(c).

“Section 5(d) Sale Number” has the meaning set forth in Section 5(d).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Senior Management” has the meaning set forth in Section 12(a).

“Stock” means (i) the outstanding shares of Common Stock of the Corporation, (ii) any additional shares of Common Stock of the Corporation that may be issued in the future and (iii) any shares of capital stock of the Corporation into which such shares may be converted or for which they may be exchanged.

“Stockholder Registration” has the meaning set forth in Section 5(a).

“Stockholders” means those Persons identified on the signature pages hereto as the Stockholders and shall include any other Person who agrees in writing with the parties hereto to be bound by and to comply with all the provisions of this Agreement applicable to a Stockholder, including any Person who becomes a party to this Agreement by executing an Adoption Agreement substantially in the form of Exhibit A or in such other form as is reasonably satisfactory to the Corporation.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Termination Date” means the effective date of any termination of employment or services of any Employee Stockholder.

“Underwritten Offering” means a sale of shares of Common Stock to an underwriter for reoffering to the public.

“2006 Incentive Plan” means the Berry Plastics Group, Inc. 2006 Equity Incentive Plan as amended, supplemented, restated or otherwise modified from time to time.

“2012 Incentive Plan” means the Berry Plastics Group, Inc. 2012 Long-Term Incentive Plan, as amended, supplemented, restated or otherwise modified from time to time.

Any capitalized term used in any Section of this Agreement that is not defined in this Section 1 shall have the meaning ascribed to it in such other Section.

(b) Rules of Construction.  For all purposes of this Agreement, unless otherwise expressly provided:

(i) “own,” “ownership,” “held” and “holding” refer to ownership or holding as record holder or record owner;

(ii) the headings and captions of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms hereof; and

(iii) whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

Section 2. Options.  The parties agree that the Disposition of Options, and other terms and conditions with respect to the Options, shall be governed by the Equity Agreements and the Equity Plans.  Upon exercise of Options for shares of Stock of the Corporation, such shares of Stock shall be governed by this Agreement and the Equity Agreements.

Section 3. Securities Restrictions.

(a) Notwithstanding any other provision of this Agreement, no shares of Common Stock covered by this Agreement shall be transferable except upon the conditions specified in this Section 3(a), which conditions are intended to insure compliance with the provisions of the Securities Act.

(b) Each certificate or book-entry notation representing shares of Common Stock covered by this Agreement shall (unless otherwise permitted by the provisions of paragraph (iv) of this Section 3(a)) be stamped or otherwise imprinted with a legend in substantially the form provided in Section 14.

(c) The holder of any shares of Common Stock covered by this Agreement agrees, prior to any transfer of any such shares, to give written notice to the Corporation of such holder’s intention to effect such transfer and to comply in all other respects with the provisions of this Section 3(a).  Each such notice shall describe the manner and circumstances of the proposed transfer.  Upon request by the Corporation, the holder delivering such notice shall deliver a written opinion, addressed to the Corporation, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Corporation) such proposed transfer does not involve a transaction requiring registration or qualification of such shares under the Securities Act.  Such holder of such shares shall be entitled to transfer such shares in accordance with the terms of the notice delivered to the Corporation, if the Corporation does not reasonably object to such transfer and request such opinion within fifteen (15) Business Days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such transfer within fifteen (15) Business Days after delivery of such opinion.  Subject to paragraph (iv) of this Section 3(a), each certificate or other instrument evidencing any such transferred shares of Common Stock shall bear the legend required by paragraph (ii) of this Section 3(a) unless (A) such opinion of counsel to the holder of such shares (which opinion and counsel shall be reasonably acceptable to the Corporation) states that registration of any future transfer is not required by the applicable provisions of the Securities Act or (B) the Corporation shall have waived the requirement of such legend, which waiver may or may not be given in the Corporation’s absolute discretion.

(d) Notwithstanding the foregoing provisions of this Section 3(a), the restrictions imposed by this Section 3(a) upon the transferability of any shares of Common Stock covered by this Agreement shall cease and terminate when (A) any such shares are sold or otherwise disposed of pursuant to an effective Registration Statement under the Securities Act, (B) the holder of such shares has met the requirements for transfer of such shares pursuant to Rule 144 under the Securities Act or (C) the Corporation has notified the holder thereof that the Corporation has irrevocably waived and terminated the restrictions set forth in Section 3 hereof, whether because such shares are eligible for sale pursuant to Rule 144 without regard to volume   or otherwise in the absolute discretion in the Corporation.  Whenever the restrictions imposed by Section 3(a) shall terminate, the holder of any shares as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate (or book-entry notation) not bearing the restrictive legend set forth in Section 14 and not containing any other reference to the restrictions imposed by this Section 3(a).

(e) [Intentionally Omitted].

Section 4. Demand Registration Rights.

Section 5. Piggyback Registration Rights.

(a) Piggyback Rights.  Subject to Section 5(c), if the Corporation at any time proposes to register any Stock for its own account (a “Corporation Registration”) or for the account of any Stockholder possessing demand rights (a “Stockholder Registration”) under the Securities Act by registration on Form S-1 or Form S-3 or any successor or similar form(s) (except registrations on any such Form or similar form(s) solely for registration of securities in connection with an employee benefit plan, a dividend reinvestment plan or a merger or consolidation, or incidental to an issuance of securities under Rule 144A under the Securities Act), it will at such time give prompt written notice to the Stockholders of its intention to do so, including the anticipated filing date of the Registration Statement and, if known, the number of shares of Stock that are proposed to be included in such Registration Statement, and of the Stockholders’ rights under this Section 5.  Upon the written request of a Stockholder (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Stockholder and such other information as is reasonably required to effect the registration of such shares of Stock), made as promptly as practicable and in any event within fifteen (15) Business Days after the receipt of any such notice (five (5) Business Days if the Corporation states in such written notice or gives telephonic notice to such Stockholder, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Corporation, subject to Section 5(c), shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Corporation has been so requested to register by the Stockholders; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Corporation shall determine for any reason not to register or to delay registration of such securities, the Corporation shall give written notice of such determination to the Stockholders requesting registration under this Section 5 (which such Stockholders will hold in strict confidence) and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Corporation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

(b) Stockholder Withdrawal.  Each Stockholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 5 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Corporation of its request to withdraw.

(c) Corporation Registration Underwriters’ Cutback.  In the case of a Corporation Registration, if the managing underwriter of any underwritten offering shall inform the Corporation by letter of its belief that the number of Registrable Securities requested to be included in such registration pursuant to this Section 5, when added to the number of other securities to be offered in such registration by the Corporation, would materially adversely affect such offering, then the Corporation shall include in such registration, to the extent of the total number of securities which the Corporation is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (the “Section 5(c) Sale Number”), securities in the following priority:

(i) First, all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Corporation proposes to register for its own account (the “Corporation Securities”); and

(ii) Second, to the extent that the number of Corporation Securities to be included is less than the Section 5(c) Sale Number, the Registrable Securities requested to be included by the Stockholders; the securities requested to be included pursuant to this Section 5(c)(ii) shall be included on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each holder requesting inclusion in relation to the number of Registrable Securities then owned by all holders requesting inclusion, provided that the number of Registrable Securities owned by such Stockholders shall not include shares underlying any unvested options that do not have exercise prices lower than the then Fair Value Per Share.

(d) Stockholder Registration Underwriters’ Cutback.  In the case of a Stockholder Registration, if the managing underwriter of any underwritten offering shall inform the Corporation by letter of its belief that the number of shares of Common Stock and Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Corporation shall include in such registration, to the extent of the total number of securities which the Corporation is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (subject to the last paragraph of this Section 5(d), the “Section 5(d) Sale Number”), securities in the following priority:

(i) First, the Registrable Securities requested to be included by the Persons exercising demand rights in connection with such Stockholder Registration; and

(ii) Second, to the extent that the number of securities to be included in the registration pursuant to Section 5(d)(i) is less than the Section 5(d) Sale Number, the Registrable Securities requested to be included by the Stockholders exercising piggyback rights pursuant to this Section 5; the securities requested to be included pursuant to this Section 5(d)(ii) shall be included on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each holder requesting inclusion in relation to the number of Registrable Securities then owned by all holders requesting inclusion, provided that the number of Registrable Securities owned by such Stockholders shall not include any shares underlying options that do not have exercise prices lower than the then Fair Value Per Share.

(e) Participation in Underwritten Offerings.

(i) Any participation by the Stockholders in a registration by the Corporation shall be in accordance with the plan of distribution of the Corporation.  Except as provided in Section 4(c), in all Underwritten Offerings, the Corporation shall have sole discretion to select the underwriters.

(ii) [intentionally omitted].

(iii) In connection with any proposed registered offering of securities of the Corporation in which any Stockholder has the right to include Registrable Securities pursuant to this Section 5, such Stockholder agrees (A) to supply any information reasonably requested by the Corporation in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (B) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Corporation to effectuate such registered offering, including, without limitation, underwriting agreements, custody agreements, lock-ups, “hold back” agreements pursuant to which such Stockholder agrees not to sell or purchase any securities of the Corporation for the same period of time following the registered offering as is agreed to by the other participating holders, powers of attorney and questionnaires.

(iv) If the Corporation requests that the Stockholders take any of the actions referred to in paragraph (iii) of this Section 5(e), the Stockholders shall take such action promptly but in any event within three (3) Business Days following the date of such request.  Furthermore, the Corporation agrees that it shall use commercially reasonably efforts to obtain any waivers to the restrictive sale and purchase provisions of any “hold back” agreement that are reasonably requested by a Stockholder.

(f) Copies of Registration Statements.  The Corporation will, if requested, prior to filing any Registration Statement pursuant to this Section 5 or any amendment or supplement thereto, furnish to the Stockholders, and thereafter furnish to the Stockholders, such number of copies of such Registration Statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such Registration Statement (including each preliminary prospectus) as the Stockholders may reasonably request in order to facilitate the sale of the Registrable Securities by the Stockholders.

(g) Expenses.  The Corporation shall pay all Registration Expenses in connection with a Corporation Registration or any Stockholder Registration, provided that each Stockholder shall pay all applicable underwriting fees, discounts and similar charges.

Section 6. Indemnification and Contribution.

(a) The Corporation agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Stockholder, its officers, directors, employees, controlling persons, fiduciaries, stockholders, and general or limited partners (and the officers, directors, employees and stockholders or general or limited partners thereof) and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of such Stockholder expressly for use therein, and (ii) any violation by the Corporation of any federal, state or common law rule, regulation or law applicable to the Corporation and relating to action required of or inaction by the Corporation in connection with any registration or offering of securities.  Notwithstanding the preceding sentence, the Corporation shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (x) made in any preliminary prospectus if (A) such selling Stockholder failed to deliver or cause to be delivered a copy of the prospectus to the Person asserting such Loss after the Corporation has furnished such selling Stockholder with a sufficient number of copies of the same and (B) the prospectus completely corrected in a timely manner such untrue statement or omission, or (y) in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and the selling Stockholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of the securities to the Person asserting such Loss after the Corporation had furnished such selling Stockholder with a sufficient number of copies of the same.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Stockholder or representative of such Stockholder and shall survive the transfer of securities by such Stockholder.

    (b) Each Stockholder agrees to indemnify and hold harmless the Corporation, its officers and directors and each Person (if any) that controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to Registrable Securities (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, only to the extent such statement or omission (i) was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Stockholder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and (ii) has not been corrected in a subsequent writing prior to or concurrently with the sale of the securities to the Person asserting such Loss.  The selling Stockholders also will indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Corporation, its officers and directors and each Person (if any) that controls the Corporation, if requested.  The Corporation and the selling Stockholders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or Registration Statement.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 6(a) or Section 6(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor.  No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Corporation (on the one hand) and a Stockholder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Corporation and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d).The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6, no Stockholder shall be liable for indemnification or contribution pursuant to this Section 6 for any amount in excess of the net proceeds of the offering received by such Stockholder, less the amount of any damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 7. Rule 144.  The Corporation covenants that so long as the Common Stock is registered pursuant to Section 12(b), Section 12(g) or Section 15(d) of the Securities Exchange Act, it will file any and all reports required to be filed by it under the Securities Act and the Securities Exchange Act (or, if the Corporation is not required to file such reports, it will make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act) and that it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.  Upon the written request of any Stockholder, the Corporation will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

Section 8. Right to Repurchase Stock of Employee Stockholders.

(a) Repurchase Right.  In the event (i) of a termination of the employer-employee relationship between the Corporation and/or any of its Affiliates and any Employee Stockholder for any reason whatsoever, (ii) that an Employee Stockholder materially breaches the terms of this Agreement or, in the case of an Employee Stockholder that is an Employee Stockholder1, any employment or similar agreement between the Employee Stockholder and the Corporation or any of its Subsidiaries, any Equity Agreement or any subscription agreement between the Employee Stockholder and the Corporation, or (iii) of a Bankruptcy Event with respect to any Employee Stockholder (such Employee Stockholder in clauses (i), (ii) or (iii), an “Applicable Employee Stockholder”), the Corporation or its designee shall have the right (but not the obligation) to repurchase from such Applicable Employee Stockholder all or part of any Stock owned by him, at such time, including any Stock that was acquired upon the exercise of any stock options granted pursuant to the Equity Plans (and any shares of Stock issued in respect thereof or in exchange therefor).

(b) Corporation Repurchase Notice.  The repurchase right of the Corporation or its designee under this Section 8 may be exercised by written notice (a “Repurchase Notice”) specifying the number of shares of Stock to be repurchased and given to the Applicable Employee Stockholder within ninety (90) days after the later of the Termination Date (in the case of a repurchase right pursuant to Section 8(a)(i)), the Breach Date (in the case of a repurchase right pursuant to Section 8(a)(ii)) or the date of the Bankruptcy Event (in the case of a repurchase right pursuant to Section 8(a)(iii)) (or, if the Corporation shall be legally prevented from making such repurchase during such ninety (90) day period (other than through assignment of its rights under this Section 8), then such Repurchase Notice may be delivered by the Corporation within ninety (90) days after the date on which it shall be legally permitted or not so prevented to make such repurchase; provided, however, that such right to repurchase shall (i) expire upon the second anniversary of the later of the (A) Termination Date in the case of a repurchase right pursuant to Section 8(a)(i), (B) Breach Date in the case of a repurchase right pursuant to Section 8(a)(ii) or (C) the date of the Bankruptcy Event in the case of a repurchase right pursuant to Section 8(a)(iii)), and (ii) in no way prohibit any Applicable Employee Stockholder from otherwise disposing of its shares of Stock in a manner otherwise permitted by this agreement prior to the delivery to such Applicable Employee Stockholder of a Corporation Repurchase Notice.

(c) [Intentionally Omitted].

(d) Repurchase Price.  Upon the delivery of a Repurchase Notice to the Applicable Employee Stockholder, the Applicable Employee Stockholder shall be obligated to sell to the Corporation or its designee the Stock specified in such Repurchase Notice.  The price per share of Stock to be paid under this Section 8 shall be the Purchase Price.  The determination date for purposes of determining the Fair Value Per Share, if applicable, shall be the closing date of the purchase of the applicable shares of Stock.

(e) Repurchase Procedure.  Repurchases of Stock under the terms of this Section 8 shall be made at the offices of the Corporation or its designee on a mutually satisfactory Business Day within fifteen (15) days after delivery of the Repurchase Notice, provided that the closing will be deferred until such time as the Applicable Employee Stockholder has held the shares of Stock for a period of at least six (6) months and one (1) day.  Delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer and free and clear of all liens, claims and other encumbrances (other than those encumbrances hereunder) shall be made on such date against payment of the purchase price therefor.  The Corporation shall have the right to record such repurchases of Stock on its books and records without the consent of the Applicable Employee Stockholder, so long as such transactions are consistent with the terms of this Agreement.

(f) Section 409A.  If any repurchase pursuant to the terms of this Section 8 would subject an Applicable Employee Stockholder to tax under Section 409A of the Code, the Corporation, shall, to the extent reasonably practicable, and subject to the provisions of this Section 8, modify the terms of any repurchase in the least restrictive manner necessary in order to comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and, in each case, without any material diminution in the value of the payments to the affected Applicable Employee Stockholder.

(g) Limitations.  Notwithstanding anything to the contrary contained in this Agreement, all purchases of shares of Stock by the Corporation or its designee shall be subject to applicable restrictions contained in federal, state and non-U.S. law.  Notwithstanding anything to the contrary contained in this Agreement, if any such restrictions prohibit or otherwise delay any purchase of shares of Stock that the Corporation or its designee are otherwise entitled or required to make pursuant to this Section 8, then the Corporation or its designee, as applicable, shall have the option to make such purchases pursuant to this Section 8 within thirty (30) days of the date that it or they are first permitted to make such purchase under the laws and/or agreements containing such restrictions.  Notwithstanding anything to the contrary contained in this Agreement, the Corporation and its Subsidiaries shall not be obligated to effectuate any transaction contemplated by this Section 8 if such transaction would violate the terms of any restrictions imposed by agreements evidencing the Corporation’s or any of its Subsidiaries’ Indebtedness.  In the event that any shares of Stock are sold by a Employee Stockholder pursuant to this Section 8, the Employee Stockholder, and such Employee Stockholder’s successors, assigns or representatives, will take all reasonable steps necessary and desirable to obtain all required third-party, governmental and regulatory consents and approvals with respect to such Employee Stockholder and take all other actions necessary and desirable to facilitate consummation of such sale in a timely manner.

(h) Withholding.  The Corporation may withhold from any amounts payable under this Agreement such federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation, or may permit a Employee Stockholder to elect to pay the Corporation any such required withholding taxes.  If such Employee Stockholder so elects, the payment by such Employee Stockholder of such taxes shall be a condition to the receipt of amounts payable to such Employee Stockholder under this Agreement.  The Corporation shall, to the extent permitted or required by law, have the right to deduct any such taxes from any payment otherwise due to such Employee Stockholder.

Section 9. [Intentionally Omitted].

Section 10. Directors’ and Officers’ Insurance.  The Corporation shall maintain directors’ and officers’ liability insurance (including Side A coverage) covering the Corporation’s and its Subsidiaries’ directors and officers and issued by reputable insurers, with appropriate policy limits, terms and conditions (including “tail” insurance if necessary or appropriate).The provisions of this Section 10 are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

Section 11. [Intentionally Omitted].

Section 12. [Intentionally Omitted].

Section 13. Limitations.  Anything contained herein to the contrary notwithstanding, the Corporation’s obligations hereunder shall in all respects be subject to the terms and provisions of any lending or financing agreements to which the Corporation is a party with third persons who are not Affiliates of the Corporation, provided that such terms and provisions apply ratably to all Stockholders.

Section 14. Legend on Stock Certificates.  Each certificate or book-entry notation representing shares of Stock owned by the Stockholders shall bear the following legend as and to the extent required under Section 3:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS.  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 20, 2006, AS AMENDED AND RESTATED ON APRIL 3, 2007, FURTHER AMENDED ON OCTOBER 2, 2012, AND FURTHER AMENDED AND RESTATED ON JANUARY 15, 2015 AMONG THE ISSUER OF SUCH SECURITIES AND THE OTHER PARTIES NAMED THEREIN.  THE TERMS OF SUCH STOCKHOLDERS AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF BERRY PLASTICS GROUP, INC.

Section 15. Duration of Agreement.  This Agreement shall terminate automatically upon: the dissolution of the Corporation (unless the Corporation continues to exist after such dissolution as a limited liability company or in another form, whether incorporated in Delaware or another jurisdiction) provided, however, that the indemnification provisions of Section 6 and the covenants in Section 11 shall survive any termination.  Any Stockholder who disposes of all of his, her or its Common Stock in conformity with the terms of this Agreement shall cease to be a party to this Agreement and shall have no further rights hereunder.

Section 16. Severability.  If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 17. Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its choice or conflict of law provisions or rules.

(b) The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall exclusively and properly lie in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan, or the courts of the State of New York located in the City and County of New York, Borough of Manhattan.  By execution and delivery of this Agreement each party hereto irrevocably submits to the jurisdiction of such courts for himself and in respect of his property with respect to such action.  The parties hereto irrevocably agree that venue for such action would be proper in such court and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action.  The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

Section 18. JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND/OR ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHT OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS ENTERED INTO IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN.

Section 19. Stock Dividends, Etc.  The provisions of this Agreement shall apply to any and all shares of capital stock of the Corporation or any successor or assignee of the Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for the shares of Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Corporation as so changed.

Section 20. Benefits of Agreement.  This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and each Stockholder and any spouse of each individual Selected Stockholder and their permitted assigns, legal representatives, heirs and beneficiaries.  Except as otherwise expressly provided herein, no Person not a party to this Agreement, as a third-party beneficiary or otherwise, shall be entitled to enforce any rights or remedies under this Agreement.

Section 21. Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered or sent by telecopier, (b) sent by nationally recognized overnight courier or (c) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(i)	If to the Corporation, to:

Berry Plastics Group, Inc.
101 Oakley Street
Evansville, Indiana 47710
Attention: General Counsel
Telecopier: (812) 434-9472
with copies to:

Bryan Cave LLP
1201 West Peachtree Street NW
14th Floor
Atlanta, GA 30309
Attn: Eliot W. Robinson
Fax: (404) 572-6999

(ii) If to the Stockholders, to their respective addresses set forth on Schedule A or to such other address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith.  Any such communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by telecopier, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier and (c) on the third (3rd) Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail.

Section 22. Modification; Waiver.  This Agreement may be amended, modified or supplemented only by a written instrument duly executed by (a) the Corporation and (b) only for matters that adversely affect the rights or obligations of the Employee Stockholders under this Agreement, a majority of the shares of Stock owned by the Employee Stockholders as of the date the vote is taken.  No course of dealing between the Corporation or its Subsidiaries and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement.  The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 23. Entire Agreement.  Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith, including, without limitation, the First Stockholders Agreement, the Second Stockholders Agreement, and the Third Stockholders Agreement.  Unless otherwise provided herein, any consent required by the Corporation may be withheld by the Corporation in its sole discretion.

Section 24. Inconsistent Arrangements and Dispositions.  No Stockholder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Stock on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Stockholders or with Persons that are not parties to this Agreement), including agreements or arrangements with respect to the acquisition or disposition of any Stock in a manner inconsistent with this Agreement.  Any Disposition or attempted Disposition in breach of this Agreement shall be void ab initio and of no effect.  In connection with any attempted Disposition in breach of this Agreement, the Corporation may hold and refuse to transfer any Stock or any certificate therefor, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the Stockholders.  Each party to this Agreement acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party to this Agreement shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or other equitable relief (including posting any bond in order to obtain equitable relief).

Section 25. Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.  The failure of any Stockholder to execute this Agreement or its predecessors does not make it invalid as against any other Stockholder.

Section 26. Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and other documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

Section 27. Director and Officer Actions.  No director or officer of the Corporation shall be personally liable to the Corporation or any Stockholder as a result of any acts or omissions taken under this Agreement in good faith.

Section 28. Certain Certificates.  Each Stockholder that is an entity that was formed for the sole purpose of acquiring shares of Stock or that has no substantial assets other than shares of Stock or interests in shares of Stock agrees that (i) certificates of shares of its common stock or other instruments reflecting equity interests in such entity (and the certificates for shares of common stock or other equity interests in any similar entities controlling such entity) will note the restrictions contained in this Agreement on the transfer of Stock as if such common stock or other equity interests were shares of Stock and (ii) no such shares of common stock or other equity interests may be transferred to any Person other than in accordance with the terms and provisions of this Agreement as if such shares or equity interests were shares of Stock.

Section 29. [Intentionally Omitted].

Section 30. Certain Other Persons.  Each individual Employee Stockholder represents and warrants to each and every other party to this Agreement that his or her spouse, if any, is fully aware of, understands and fully consents to the provisions of this Agreement, its binding effect upon any community property interests or similar marital property interests in the Stock that such spouse may now or hereafter own, and that the termination of such spouse’s marital relationship with such Employee Stockholder for any reason shall not have the effect of removing any Stock of the Corporation otherwise subject to this Agreement from the coverage of this Agreement.  Furthermore, each individual Employee Stockholder agrees to cause his or her spouse (and any subsequent spouse) to execute and deliver, upon the request of the Corporation, a counterpart of this Agreement or an Adoption Agreement substantially in the form of Exhibit A or in such other form as is reasonably satisfactory to the Corporation.

[Balance of page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has executed this Agreement on the date first above written.

BERRY PLASTICS GROUP, INC.

By:	/s/ Jonathan D. Rich
Name:	Jonathan D. Rich
Title:	Chairman & CEO

*           *           *           *

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Amended and Restated Stockholders Rights Agreement, dated as of January 15, 2015 (as amended from time to time, the “Stockholders Agreement”), by the transferee (“Transferee”) executing this Adoption.  By the execution of this Adoption, the Transferee agrees as follows (terms used but not defined in this Adoption have the meanings set forth in the Stockholders Agreement):

1.
Acknowledgement.  Transferee acknowledges that Transferee is acquiring certain shares of Common Stock of the Corporation, subject to the terms and conditions of Stockholders Agreement, among the Corporation and the Stockholders party thereto.

2.
Agreement.  Transferee (i) agrees that the shares of Common Stock acquired by Transferee, and certain other shares of Common Stock that may be acquired by Transferee in the future, shall be bound by and subject to the terms of the Stockholders Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Stockholders Agreement with the same force and effect as if he, she or it were originally a party thereto.

3.	Notice. Any notice required as permitted by the Stockholders Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4.
Joinder.  The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Stockholders Agreement, to the terms of the Stockholders Agreement.

Signature:

Address:

Schedule A

Stockholders

[to the extent such persons hold Common Stock as of the date hereof]

Jimmy Alexander	Wendolyn Fox
Brett Bauer	Joseph Franckowiak
Randall Becker	Greg Gard
Curtis Begle	Debra Garrison
Harold Engh III	Jeffrey Godsey
Scott Farmer	Jason Greene
Michelle Forsell	William Gross
Mark Freeman	Ronda Hale
Lawrence Goldstein	Bill Harness
Rodgers Greenawalt	Elisabeth Heusinkveld
Randall Hobson	Mike Hill
Dave Jochem	Michael Jacklen
Jochem Family Trust No. 1	Brian Jacobi
Dave Jochem	Robin John
Kurt Klodnick	Thomas Johnson
James Kratochvil	Gregory Wilson Jones
Todd Mathis	Paul Kiely
John Matuscak	Robert Kiely
Mark Miles	Richard Kreisl
William Norman	Stefan Krieken
Joel Plaas	James Kveglis
Jonathan Rich	Gerard Lamarre
Jonathan Rich	John Landgrebe
Jonathan D Rich - GRAT - BP Rich	Tim Leasure
Thomas Salmon	Mary Jo Lilly
Edward Stratton	Kevin Lorang
Kenneth Swanson	James Macare
Jeffrey Thompson	Robert Maltarich
John Ulowetz	Abboud Mamish
Glenn Unfried	Jeffrey Mann
Robert Weilminster	Henry Mariana
Donald Abney	Joanna Marshall
Gary Abraham	Joanna Marshall IRA Charles Schwab & Co., Inc.
Eric Babillis	Custodian Marshall
John Baker	Janice Meissbach
Bradley Bastion	Jeff Minnette
Bret Baum	Jason Paladino
Jeff Bennett	John Mark Patrick
Michael Bly	Kevin Pennington
Tom Boyle	Edmond Phillips
Keith Brechtelsbauer	Terri Pitcher
Joseph Bruchman	Tom Radle
Richard Carroll	Christopher Reffett
Frank Cassidy	Dale Ridenour
Michael Clark	Donovan Russell
Frits Doddema	Gerald Ruud, II
Ryan Ehlert	Scott Sanner

Jennye Scott	Donald Bender
Shelton Scott	David Berkman
Steven Shuder	Stephane Binette
Benjamin Stilwell	Janet Bittner
Rolland Strasser	Mark Bixler
Thomas Sweeney, Jr.	Daniel Bloom
Garry Teeguarden	Elmer Boeke
Sam Thomas	Ingrid Bogaerts
Jim Till	Mike Bogar
Timothy White	Joe Boris
John Yellig	Edward Boswell
Brian Allen	Robert Bridewell
David Anderson	Rodney Brown
Darin Boots	Shawn Burns
Bobby Couick	Krystal Butell
Thomas Crosson	James Campbell
Jennifer Dartt	Darlene Carr
Lisa Davis	Adam Casta
Joseph Dewig	Humberto Castilla
Gabrielle Ditsch	Ana Cervantes
Kathie Ellsworth	Mike Chartrand
Dale Finley	Michael Clark
William Freyer	Daniel Collins
Todd Gerot	Fred Cook, Jr.
Marshall Harris	Steve Cooper
William Humphries	Julie Craft
Kenneth Jochem	Ben Cross
Jeffrey Kohl	Nick Damico
Mark Kramer	Bob Dannen
Michael Lawrence	Thomas Dawe
Glenn LeBlanc	Mark Dawson
Ray McAlister	Edward Dehart
Kenneth Meissbach	Elizabeth DeHaven
Suzanne Mills	Andrew Deutschman
Thomas Pate	John Dintaman
Michael Putnam	Chris Dorsogna
Roseann Rohe	George Downing
John Sabey	William Duane
Robert Smith	Rex Eaton
Robert Stead, Jr.	Michael Eickhoff
Fredy Steng	Daniel Ensley
William Truelove	George Eoannou
Michael White	Patrick Fairchild
Paul Wolak	David Faubion
James Abate	Lori Faubion
Roy Ackerman	Nicholas Feagley
Greg Albertson	Mike Figiel
Anthony Allegro	Craig Finley
Jon Allie	Scott Fisher
Alex Arce	William Fitzwater
Patricia Argent	Eric Folz
Terrance Arth	David Foster
Garry Baker	Dawn Foster
Bo Becker	Ross Freese
Kenneth Bell	Brian Fultz
Gregory Bender	John Furlano

Christopher Gallaher	Matthew Lemere
Stewart Gallaher	Alan Letterman
Eric Garant	Nancy Levesque
Glenn Garbach	Ameriprise Trust Co. FBO, Brian Lloyd IRA,
Anthony Gardner	Acct #60888856-6-021 Lloyd
Kent Gearhart	Brian Lloyd
David Gerber	Daniel Loescher
Cathy Gill	Robert Loftus
John Giminiani	Clara Longo
Tammy Goodman	Daniel Mahoney
Garry Greene	Dianne Manley
Karen Groenhagen	Milan Maravich
Robert Guthrie	Warren Marsh, Jr.
William Halvorsen	Paul Martensen
Kurt Hamblin	Alejandro Martinez
Craig Hanson	Katrien Masschelein
Ed Happe	John Mathews
Michael Happe	David Matteson
David Hardin	Karl Mauck
Gary Hartley	Sam McCain
Craig Hashagen	Timothy McCue
Lupe Hawk	Robert McLeland
Christopher Hayes	Adria McPherson
David Hepburn	Joshua Meador
Scott Hess	Rod Merrill
Aaron Hill	Kevin Mesker
Martha Holloway	Michael Mesnard
Dave Homan	Richard Messina
Jason Howell	The Richard Messina Declaration of Trust Dated
Robert Humberger	10/10/2005 Messina
Jason Humphrey	Michael Meyer
Brian Hunt	Frederick Middlestadt
Darin Hunt	Jeffrey Middlesworth
Casey Hurney	Robin Miller
David Hylander	Todd Missbach
Julie Jacobs	Karen Morgan
Stephen Johnston	Greg Morris
Gregory Wayne Jones	Theresa Morris
Paul Jones	Michael Morrison
James Kane	John Mosteller
Brett Kaufman	Jay Mulhern
Judith Keller	Joseph Nelson
Matthew Kelly	Cathy Nestrick
Paul Kelly	Linda Newcomb
David Kincade	Brian Olund
Brooke Kitzmiller	David O’Nan
Jeff Klone	Martin Origuel
Spiro Klosteridis	Paul Palerino
Steve Knapp	Scott Pancich
Robert Kolakowski	Gary Perry
Keith Koressel	William Persinger
William Kroeschell	Charles Petrie
James Kujawa	Thomas Plaskon
James LaBrash	Jeffrey Porter
Mark Lashway	Steve Priest
Russell Laucks	George Puckett

Francisco Ramirez	Michael West
Ian Rayner	Christopher White
Jacqueline Redmon	Kim Wilburn
Aaron Rees	Freddy Williams
Mary Reese	Mitchell Williams
Chad Rice	Todd Wilmont
Joe Rieks	Burnice Wilson
Brian Rose	Joey Wilson
Alan Ross	Kevin L. Wilson
Lisa Roth	Michelle Wilson
Bruno Rudolf	Mitzie Wilson
Rob Ruppe	Phil Wilson
Thomas Rzendzian	Robert Wolf
Randall Salley	Diana Wood
Christopher Sampson	Miriam Wright
Scott Sanner	Paul Yeager
Vince Santoro	Gerry Yontz
Michael Schaefer	Daniel Zakashefski
Adam Schiff	Richard Zierer, Jr.
Tammy Schmitt	Mike Allen
John Schwetz	Jimmy Austria
Randy Selvage	Bradley Begle
Ketan Shah	Jim Belbas
William Shankland	Susan Bellard-Pickens
Eric Sherpy	Kirk Birchler
Ed Smith	Gary Britigan
Jeffrey Smith	Michelle Brown
Rick Smith	Terrance Burns
Ann Southwell	Coy Campbell
Scott Spaeth	Jackie Cargill
Kelly Spurrier	Patricia Cauley
John Staats	Carol Chomas
Phil Stolz	Sandy Cleary
Kenneth Sweet	Bill Custance
John Tauber	Amy Davis
Chris Tedford	Bradley Ehlers
Michael Terracciano	Debra Eoannou
John Thomas	Sheila Falco
Dirk Totte	Scott Franke
Armando Tovar	Stephen Fritz
Diane Tungate	Michael Fuller
Mazhar Uddin	Rod Geiser
Terry Vankoughnet	Leonard Gomez
Rebecca Varathungarajan	George Grinter
John Vassallo	Christopher Gunn
Rod Vincent	Brady Gutekunst
Rob Voegel	Sharon Hart
David Wagoner	Shay Helfrich
Christopher Walker	Mark Henderson
Craig Ward	Amanda Holder
Jerome Wargel	Jon Jackson
Vic Warren	Hillary Johnson
Frank Watson	Jana Johnson
James Watson	Neil Kassenbrock
Xiaokang Wei	Steven Kincade
John Weibert	Michael Kubera

Pamela Lagerstrom	Jacquiline Barber
Chris Lemberg	Judy Blanchard
Cheryl Litsey	Randy Bowlds
Maria Madda	Karen Boyer
William Manning	Tony Burke
Tarun Manroa	Matt Chase
Mandy McCain	Grant Cheney
Kelly McKamey	Svetlana Contrada
Stephen McNulty	Ryan Dewig
David Meguiar	Phil Driskill
Julie Merriman	Andy Drotleff
Adam Meyer	John Euler
Bruce Miles	Cheryl Fireline
Jan Miller	Jordan French
James Mlsna	Karen Gail
Jeffrey Moore	Luc Geukens
Lee Mosby	Bryan Gillespie
Paul Murphy	Jerry Gordon
David Okon	Carl Graf
Sheeree Oney	Jill Greene
Tom Paulett	Bill Hames
Gary Pelletier	Christine Hanson
Richard Perkowski	Marty Hoenigmann
Christopher Phillips	Wendy Hornich
Michelle Phillips	Ron Hugo
Ed Pietraniec	Brian Johnson
Robert Pressley	Martha Johnson
Juan Ruiz	Cory Keich
Beth Salerno	Constance Kimball
John Scheller	Mike Kinnan
Mark Schmitt	Albert Koch
Michele Schmitt	Raymond Lewis
Don Scott	Chuck Longino
Mark Shafer	Michael Maldonado
Gary Shapker	Chris Marposon
Peter Sirois	Marcia Navarro
Scott Sitzman	Cindy Newman
Matthew Skarbek	Wes Porter
James Smith	Randall Rieger
Matthew Smythe	Greg Roth
Deborah Strickland	Hugo Salinas
Jessie Talley	Don Scates
Robin Thomas	Eva Schmitz
Roy Thorpe	John M. Shearin
Bill Ventresca	Allen Sliwa
Todd Wadle	Tracy Soderling
Tina Wagnon	Ty Staples
Jon Wicker	Joshua Steele
Jayson Williams	Dustin Stilwell
Kevin Winkleman	Dexter Sullivan
Vickie Wittmer	Fred Thomas
Bradley Worth	Christopher Thompson
Lisa Yorgason	Carly Trimpe
Matt Adamore	Keith Tungate
Larry Baker	Rajan Varadarajan

Paul Watson	Steven Bonti
Alan Welch	Ronald Casey, Sr.
Si Nam Won	Tony Cella
Donald Young	David Corey
GS Mezzanine Partners 2006 Institutional US, Ltd	James Farley, Jr.
GS Mezzanine Partners 2006 Offshore US, Ltd.	Mark Fermenick
GS Mezzanine Partners 2006 Onshore US, Ltd.	Timothy Flynn
Evan Bayh	Mark Fricke
Anthony Civale	Kenneth Fritts
Joshua Harris	Dennis Giese
Robert Seminara	Stephen Heyer
James Hill
Robert Dubner	Kris Hockstedler
Marv Schlanger	Armando Huicochea
Timothy Kurpius	Aron Jahr
R. Brent Beeler 2012-8 Grantor Retained Annuity	Deborah Johnson
Trust Beeler	Curtis Jordan
Douglas Bell	Butch Lee
Ira Boots	Daniel Lenhart
Ira Boots Family Trust No. 1, Ira G. Boots	Kyle Lorentzen
Trustee Boots	Jon Lyons
The Fredrick A. Heseman Family Trust 2009	Michael Lyons
Fredrick Heseman	Marshall McCombs
Marcia Jochem	Terry Moege
Howard Weatherwax	Bryan Norman
Martin Branham	Lisa Richey
Stephen Ellis	Randall Rieger
James Handberg	Angela Rosenberry
Keith Lawrence	Jerry Serra
Terry Sullivan	Ronald Sheldon
Terry Wix	James Whitehead
Charles Allen	Elizabeth Wilhelmson
Timothy Beaudry	Alan Wyn